UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2020
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “Annual Meeting”) of Illumina, Inc. (the “Company”) was held on May 27, 2020, at which the Company's stockholders voted upon the following proposals:

1.The election of Caroline Dorsa, Robert Esptein, Scott Gottlieb, and Philip Schiller to our Board of Directors to hold office for one year until the 2021 annual meeting of stockholders. This proposal was approved.
2.The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2021. This proposal was approved.
3.On an advisory basis, approval of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting. This proposal was approved.
4.On an advisory basis, approval of a stockholder proposal regarding political disclosures. This proposal was not approved.

According to the inspector of election, stockholders present in person or by proxy representing 130,444,344 shares of the Company's common stock voted on the proposals presented as follows:

Proposal 1 Votes regarding the election of four director nominees were:

	For	Against	Abstain	Broker Non-Votes
Caroline Dorsa	120,102,168	1,469,666	51,717	8,820,793
Robert Epstein	120,691,634	875,935	55,982	8,820,793
Scott Gottlieb	121,425,851	144,078	53,622	8,820,793
Philip Schiller	121,323,258	243,911	56,382	8,820,793

Proposal 2 Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2021, were:

For	Against	Abstain	Broker Non-Votes
124,397,705	5,852,089	194,550	—

Proposal 3 Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
119,032,072	2,297,691	293,788	8,820,793

Proposal 4 Votes regarding the approval, on an advisory basis, of a stockholder proposal regarding political disclosures were:

For	Against	Abstain	Broker Non-Votes
58,636,624	58,723,616	4,263,311	8,820,793

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	June 1, 2020	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President, General Counsel and Secretary